As filed with the Securities and Exchange Commission on December 8, 2011

Registration No. 333-177899

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Pre-Effective Amendment No. 2

to the

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

VISTEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	3714	38-3519512
(State or other jurisdiction of incorporation)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

One Village Center Drive, Van Buren Township, Michigan 48111

(800) 847-8365

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Michael K. Sharnas

Vice President and General Counsel

Visteon Corporation

One Village Center Drive

Van Buren Township, MI 48111

(800) 847-8366

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Gerald T. Nowak, P.C.

Paul Zier

Kirkland & Ellis LLP

300 N LaSalle

Chicago, Illinois 60654

(312) 862-2000

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after this Registration Statement becomes effective.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☒

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)  ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)  ☐

Title of Each Class of Securities	Amount to be Registered	Proposed Maximum Offering Price per Unit(1)	Amount of Registration Fee
6.75% Senior Notes due 2019, Series B	$500,000,000	100%	$57,315.09 (2)
Guarantees on Senior Notes (3)	—	—	— (4)

(1)	Calculated in accordance with Rule 457 under the Securities Act of 1933, as amended.
(2)	Includes $15.09 in previously unpaid filing fees.
(3)	6.75% Senior Notes due 2019, Series B, will be issued by Visteon Corporation and guaranteed by certain of the Issuer’s domestic subsidiaries. No separate consideration will be received for the issuance of these guarantees.
(4)	Pursuant to Rule 457(n), no separate fee is payable with respect to the guarantees being registered hereby.

THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

TABLE OF ADDITIONAL REGISTRANTS

Name of Additional Registrant Guarantor*	State or Other Jurisdiction of Incorporation or Formation	I.R.S. Employer Identification Number
VC Aviation Services, LLC	Michigan	38-3602712

Visteon Electronics Corporation	Delaware	26-0359060

Visteon European Holdings, Inc.	Delaware	27-3561253

Visteon Global Technologies, Inc.	Michigan	38-3529322

Visteon Global Treasury, Inc.	Delaware	38-3525591

Visteon International Business Development, Inc.	Delaware	38-3091875

Visteon International Holdings, Inc.	Delaware	27-3561180

Visteon Systems, LLC	Delaware	38-3451903

*	The address, including zip code, and telephone number, including area code, of each of the additional Registrants’ principal executive offices is c/o Visteon Corporation, One Village Center Drive, Van Buren Township, Michigan 48111, (734) 710-5800. The name, address, including zip code, and telephone number, including area code, of the agent for service for each of the additional Registrants is Jennifer Pretzel, Director of Capital Markets, Visteon Corporation, One Village Center Drive, Van Buren Township, Michigan 48111, (734) 710-5800.

EXPLANATORY NOTE

The sole purpose of this Pre-Effective Amendment No. 2 to the Registration Statement on Form S-4, initially filed with the Securities and Exchange Commission on November 10, 2011, is to file revised versions of Exhibit 5.01 and Exhibit 23.02 to the Registration Statement. This Amendment No. 2 does not modify any provisions of the prospectus constituting Part I or Items 20 or 22 of the Registration Statement. Accordingly, this Amendment No. 2 does not include a copy of the prospectus.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.	Indemnification of Directors and Officers

Delaware

Visteon Corporation, Visteon Electronics Corporation, Visteon European Holdings, Inc., Visteon Global Treasury, Inc., Visteon International Business Development, Inc. and Visteon International Holdings, Inc. are incorporated under the laws of the State of Delaware.

Section 145 of the Delaware General Corporation Law (the “DGCL”), provides that a corporation may indemnify any person, including an officer or director, who was or is, or is threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of such corporation, and, with respect to any criminal actions and proceedings, had no reasonable cause to believe that his conduct was unlawful. A Delaware corporation may indemnify any person, including an officer or director, who was or is, or is threatened to be made, a party to any threatened, pending or contemplated action or suit by or in the right of such corporation, under the same conditions, except that such indemnification is limited to expenses (including attorneys’ fees) actually and reasonably incurred by such person, and except that no indemnification is permitted without judicial approval if such person is adjudged to be liable to such corporation. Where an officer or, director of a corporation is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to above, or any claim, issue or matter therein, the corporation must indemnify that person against the expenses (including attorneys’ fees) which such officer or director actually and reasonably incurred in connection therewith.

The Certificates of Formation or Bylaws of each of Visteon Corporation, Visteon Electronics Corporation, Visteon European Holdings, Inc., Visteon Global Treasury, Inc., Visteon International Business Development, Inc. and Visteon International Holdings, Inc. provide for the indemnification, subject to certain exceptions, of all current and former directors and officers to the fullest extent permitted by the DGCL.

Visteon Systems, LLC was formed under the laws of the State of Delaware.

Section 18-108 of the Delaware Limited Liability Company Act provides that a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

The limited liability company agreement of Visteon Systems, LLC provides that the company shall, to the fullest extent permitted by Delaware law, indemnify any member, manager, or their respective affiliates or agents, for any losses arising from any actions in which the covered person is involved by reason of the covered person’s relation to the company. The covered persons shall not be entitled to indemnification with respect to any claim with respect to which the covered person has engaged in bad faith, fraud or criminal act.

Michigan

Visteon Global Technologies, Inc. is incorporated under the laws of the State of Michigan.

Section 450.1561 of Michigan’s Business Corporation Act provides that a corporation has the power to indemnify a person who was or is a party or is threatened to be made a party to a threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal, other than an action by or in the right of the corporation, by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, whether for profit or not, against expenses, including attorneys’ fees, judgments, penalties, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action, suit, or proceeding, if the person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders, and with respect to a criminal action or proceeding, if the person had no reasonable cause to believe his or her conduct was unlawful.

The bylaws of Visteon Global Technologies, Inc. provides that each person who is made a party or threatened to be made a party in any action by reason of the fact that he or she is or was a director, officer or employee of the corporation shall be indemnified to the fullest extent authorized by the Business Corporation Act.

VC Aviation Services, LLC was formed under the laws of the State of Michigan.

Section 408 of the Michigan Limited Liability Company Act permits a limited liability company to indemnify and hold harmless a manager from and against any and all losses, expenses, claims, and demands sustained by reason of any acts or omissions or alleged acts or omissions as a manager, including judgments, settlements, penalties, fines, or expenses incurred in a proceeding to which the person is a party or threatened to be made a party because he or she is or was a manager, to the extent provided for in an operating agreement or in a contract with the person, or to the fullest extent permitted by agency law subject to any restriction in an operating agreement or contract, except that the company may not indemnify any person for any of the following: (a) the receipt of a financial benefit to which the manager is not entitled; (b) liability under section 308; (c) a knowing violation of law; and (d) an act or omission occurring before the date when the provision becomes effective.

The limited liability company agreement of VC Aviation Services, LLC provides that the company shall indemnify each member against any action arising or resulting from or related to any liability or obligation of the company.

Item 21.	Exhibits and Financial Statement Schedules

Exhibit No.	Description

2.01	Fifth Amended Joint Plan of Reorganization, filed August 31, 2010. (2)

2.02	Fourth Amended Disclosure Statement, filed June 30, 2010. (2)

3.01	Second Amended and Restated Certificate of Incorporation of Visteon Corporation. (3)

3.02	Second Amended and Restated Bylaws of Visteon Corporation. (3)

3.03	Certificate of Incorporation of Visteon Electronics Corporation. (1)

3.04	Bylaws of Visteon Electronics Corporation. (1)

3.05	Certificate of Formation of VC Aviation Services, LLC. (1)

3.06	Limited Liability Company Agreement of VC Aviation Services, LLC. (1)

3.07	Certificate of Incorporation of Visteon European Holdings, Inc. (1)

3.08	Bylaws of Visteon European Holdings, Inc. (1)

3.09	Articles of Incorporation of Visteon Global Technologies, Inc. (1)

3.10	Bylaws of Visteon Global Technologies, Inc. (1)

3.11	Articles of Incorporation of Visteon Global Treasury, Inc. (1)

3.12	Bylaws of Visteon Global Treasury, Inc. (1)

3.13	Certificate of Incorporation of Visteon International Business Development, Inc. (1)

3.14	Bylaws of Visteon International Business Development, Inc. (1)

3.15	Articles of Incorporation of Visteon International Holdings, Inc. (1)

3.16	Bylaws of Visteon International Holdings, Inc. (1)

3.17	Certificate of Formation of Visteon Systems, LLC. (1)

3.18	Limited Liability Company Agreement of Visteon Systems, LLC. (1)

4.01	Warrant Agreement, dated as of October 1, 2010, by and between Visteon Corporation and Mellon Investor Services LLC. (3)

4.02	Warrant Agreement, dated as of October 1, 2010, by and between Visteon Corporation and Mellon Investor Services LLC. (3)

4.03	Form of Common Stock Certificate of Visteon Corporation. (3)

4.04	Indenture, dated as of April 6, 2011, by and between Visteon Corporation, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee. (4)

4.05	Form of 6.75% Senior Note due 2019 (included in Exhibit 4.04). (4)

5.01	Opinion of Kirkland & Ellis LLP. (12)

5.02	Opinion of General Counsel. (1)

10.01	Registration Rights Agreement, dated as of October 1, 2010, by and among Visteon Corporation and certain investors listed therein. (5)

10.02	Equity Commitment Agreement, dated as of May 6, 2010, by and among Visteon Corporation, Alden Global Distressed Opportunities Fund, L.P., Allen Arbitrage, L.P., Allen Arbitrage Offshore, Armory Master Fund Ltd., Capital Ventures International, Caspian Capital Partners, L.P., Caspian Select Credit Master Fund, Ltd., Citadel Securities LLC, CQS Convertible and Quantitative Strategies Master Fund Limited, CQS Directional Opportunities Master Fund Limited, Crescent 1 L.P., CRS Fund Ltd., CSS, LLC, Cumber International S.A., Cumberland Benchmarked Partners, L.P., Cumberland Partners, Cyrus Europe Master Fund Ltd., Cyrus Opportunities Master Fund II, Ltd., Cyrus Select Opportunities Master Fund, Ltd., Deutsche Bank Securities Inc. (solely with respect to the Distressed Products Group), Elliott International, L.P., Goldman, Sachs & Co. (solely with respect to the High Yield Distressed Investing Group), Halbis Distressed Opportunities Master Fund Ltd., Kivu Investment Fund Limited, LongView Partners B, L.P., Mariner LDC (Caspian), Mariner LDC (Riva Ridge), Merced Partners II, L.P., Merced Partners Limited Partnership, Monarch Master Funding Ltd., NewFinance Alden SPV, Oak Hill Advisors, L.P., Quintessence Fund L.P., QVT Fund LP, Riva Ridge Master Fund, Ltd., Seneca Capital LP, Silver Point Capital, L.P., SIPI Master Ltd., Solus Alternative Asset Management LP, Spectrum Investment Partners, L.P., Stark Criterion Master Fund Ltd., Stark Master Fund Ltd., The Liverpool Limited Partnership, The Seaport Group LLC Profit Sharing Plan, UBS Securities LLC, Venor Capital Management, Whitebox Combined Partners, L.P., and Whitebox Hedged High Yield Partners, L.P. (6)

10.03	First Amendment, dated as of June 13, 2010, to the Equity Commitment Agreement, by and among Visteon Corporation, Alden Global Distressed Opportunities Fund, L.P., Allen Arbitrage, L.P., Allen Arbitrage Offshore, Armory Master Fund Ltd., Capital Ventures International, Caspian Capital Partners, L.P., Caspian Select Credit Master Fund, Ltd., Citadel Securities LLC, CQS Convertible and Quantitative Strategies Master Fund Limited, CQS Directional Opportunities Master Fund Limited, Crescent 1 L.P., CRS Fund Ltd., CSS, LLC, Cumber International S.A., Cumberland Benchmarked Partners, L.P., Cumberland Partners, Cyrus Europe Master Fund Ltd., Cyrus Opportunities Master Fund II, Ltd., Cyrus Select Opportunities Master Fund, Ltd., Deutsche Bank Securities Inc. (solely with respect to the Distressed Products Group), Elliott International, L.P., Goldman, Sachs & Co. (solely with respect to the High Yield Distressed Investing Group), Halbis Distressed Opportunities Master Fund Ltd., Kivu Investment Fund Limited, LongView Partners B, L.P., Mariner LDC (Caspian), Mariner LDC (Riva Ridge), Merced Partners II, L.P., Merced Partners Limited Partnership, Monarch Master Funding Ltd., NewFinance Alden SPV, Oak Hill Advisors, L.P., Quintessence Fund L.P., QVT Fund LP, Riva Ridge Master Fund, Ltd., Seneca Capital LP, Silver Point Capital, L.P., SIPI Master Ltd., Solus Alternative Asset Management LP, Spectrum Investment Partners, L.P., Stark Criterion Master Fund Ltd., Stark Master Fund Ltd., The Liverpool Limited Partnership, The Seaport Group LLC Profit Sharing Plan, UBS Securities LLC, Venor Capital Management, Whitebox Combined Partners, L.P., and Whitebox Hedged High Yield Partners, L.P. (6)

10.04	Global Settlement and Release Agreement, dated September 29, 2010, by and among Visteon Corporation, Ford Motor Company and Automotive Components Holdings, LLC. (5)

10.05	Employment Agreement, dated October 1, 2010, by and between Visteon Corporation and Donald J. Stebbins. (5)

10.06	Form of Executive Officer Change in Control Agreement. (5)

10.06.1	Schedule identifying substantially identical agreements to Executive Officer Change in Control Agreement constituting Exhibit 10.08 hereto entered into by Visteon Corporation with Messrs. Stebbins and Quigley. (7)

10.07	Form of Officer Change In Control Agreement. (5)

10.07.1	Schedule identifying substantially identical agreements to Officer Change in Control Agreement constituting Exhibit 10.9 hereto entered into by Visteon Corporation with Messrs. Pallash, Meszaros, Sharnas, Sistek and Widgren and Mses. Stephenson, Fream and Greenway. (7)

10.08	Visteon Corporation 2010 Incentive Plan. (8)

10.08.1	Form of Terms and Conditions of Initial Restricted Stock Grants under the Visteon Corporation 2010 Incentive Plan. (8)

10.08.2	Form of Terms and Conditions of Initial Restricted Stock Unit Grants under the Visteon Corporation 2010 Incentive Plan. (8)

10.08.3	Form of Terms and Conditions of Nonqualified Stock Options under the Visteon Corporation 2010 Incentive Plan. (7)

10.08.4	Form of Terms and Conditions of Stock Appreciation Rights under the Visteon Corporation 2010 Incentive Plan. (7)

10.08.5	Form of Terms and Conditions of Restricted Stock Grants under the Visteon Corporation 2010 Incentive Plan. (7)

10.08.6	Form of Terms and Conditions of Restricted Stock Unit Grants under the Visteon Corporation 2010 Incentive Plan. (7)

10.08.7	Form of Terms and Conditions of Performance Unit Grants under the Visteon Corporation 2010 Incentive Plan. (7)

10.09	Visteon Corporation Amended and Restated Deferred Compensation Plan for Non-Employee Directors. (9)

10.10	Visteon Corporation 2010 Supplemental Executive Retirement Plan, as amended and restated. (11)

10.11	Visteon Corporation 2010 Pension Parity Plan. (9)

10.12	2010 Visteon Executive Severance Plan. (9)

10.13	Visteon Corporation Non-Employee Director Stock Unit Plan. (9)

10.14	Form of Executive Retiree Health Care Agreement. (7)

10.14.1	Schedule identifying substantially identical agreements to Executive Retiree Health Care Agreement constituting Exhibit 10.23 hereto entered into by Visteon with Mr. Stebbins and Ms. D. Stephenson. (7)

10.15	Registration Rights Agreement, dated as of April 6, 2011, by and between Visteon Corporation, the guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., Scotia Capital (USA) Inc., Barlays Capital Inc., Comerica Securities, Inc. and SMBC Nikko Capital Markets Limited, as representatives of the initial purchasers. (4)

10.16	Form of Revolving Loan Credit Agreement, dated as of October 1, 2010, as amended and restated as of April 6, 2011 and effective as of the Second Amendment Effective Date, by and among the Company, and certain of its domestic subsidiaries signatory thereto, Morgan Stanley Senior Funding, Inc., as administrative agent and co-collateral agent, Bank of America, N.A., as co-collateral agent, and the lenders and L/C issuers party thereto. (4)

10.17	Letter Agreement between the Company and Alden, dated as of May 11, 2011. (10)

10.18	Visteon Corporation Savings Parity Plan. (11)

10.19	Change in Control Agreement, effective as of October 17, 2011, between Visteon Corporation and Martin E. Welch, III. (11)

21.01	Subsidiaries of Visteon Corporation. (1)

23.01	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (1)

23.02	Consent of Kirkland & Ellis LLP (included in Exhibit 5.01). (12)

23.03	Consent of General Counsel (included in Exhibit 5.02). (1)

24.01	Powers of Attorney (included on signature pages hereof). (1)

25.01	Statement of Eligibility of the Trustee on Form T-1 under the Trust Indenture Act. (1)

99.01	Form of Letter of Transmittal. (1)

99.02	Form of Notice of Guaranteed Delivery. (1)

99.03	Form of Letter to Brokers, Dealers and Other Nominees. (1)

99.04	Form of Letter to Beneficial Owners Regarding Offer to Exchange. (1)

(1)	Incorporated by reference to Visteon Corporation’s Registration Statement on Form S-4 filed on November 10, 2011.
(2)	Incorporated by reference to Visteon Corporation’s Current Report on Form 8-K filed on September 7, 2010.
(3)	Incorporated by reference to Visteon Corporation’s Report on Form 8-A filed on September 30, 2010.
(4)	Incorporated by reference to Visteon Corporation’s Current Report on Form 8-K filed on April 7, 2011.
(5)	Incorporated by reference to Visteon Corporation’s Current Report on Form 8-K filed on October 1, 2010.
(6)	Incorporated by reference to Visteon Corporation’s Quarterly Report on Form 10-Q filed on August 9, 2010.
(7)	Incorporated by reference to Visteon Corporation’s Annual Report on Form 10-K filed on March 9, 2011.
(8)	Incorporated by reference to Visteon Corporation’s Form S-8 filed on September 30, 2010.
(9)	Incorporated by reference to Visteon Corporation’s Registration Statement on Form S-1 filed on October 22, 2010.
(10)	Incorporated by reference to Visteon Corporation’s Current Report on Form 8-K filed on May 12, 2011.
(11)	Incorporated by reference to Visteon Corporation’s Quarterly Report on Form 10-Q filed on November 3, 2011.
(12)	Filed herewith.

Item 22.	Undertakings

(a) Each of the undersigned registrants hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Exchange Act that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act to any purchaser:

(i) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement;

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; and

(iii) Each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A (§230.430A of this chapter), shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(5) That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) Each of the undersigned registrants hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of such annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions referred to in Item 15, or otherwise, each of the registrants has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by such registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, such registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(d) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(e) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Visteon Corporation, a Delaware corporation, has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Van Buren Township, State of Michigan, on December 8, 2011.

VISTEON CORPORATION

By:	/s/ Michael J. Widgren
	Name:	Michael J. Widgren
	Title:	Vice President, Corporate Controller and Chief Accounting Officer

* * * * *

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated on December 8, 2011.

Signature	Title

*	Chairman, President and Chief Executive Officer
Donald J. Stebbins	(Principal Executive Officer)

*	Executive Vice President and Chief Financial Officer
Martin E. Welch, III	(Principal Financial Officer)

*	Vice President, Corporate Controller and Chief
Michael J. Widgren	Accounting Officer (Principal Accounting Officer)

*	Director
Duncan H. Cocroft

*	Director
Philippe Guillemot

*	Director
Herbert L. Henkel

Signature	Title

*	Director
Mark T. Hogan

*	Director
Jeffrey D. Jones

*	Director
Karl J. Krapek

*	Director
Timothy D. Leuliette

Director
Harry J. Wilson

Director
Kevin I Dowd

*By:	/s/ Peter M. Ziparo
	Name:	Peter M. Ziparo
	Title:	Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, VC Aviation Services, LLC, a Michigan limited liability company, has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Van Buren Township, State of Michigan, on December 8, 2011.

VC AVIATION SERVICES, LLC

By:	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Treasurer

* * * * *

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated on December 8, 2011.

Signature			Title

*			Chairman, President and Chief Executive Officer of Visteon Corporation (Principal Executive Officer)
Donald J. Stebbins

*			Executive Vice President and Chief Financial Officer of Visteon Corporation (Principal Financial Officer)
Martin E. Welch, III

*			Vice President, Corporate Controller and Chief Accounting Officer of Visteon Corporation (Principal Accounting Officer)
Michael J. Widgren

VISTEON CORPORATION			Sole Member

By:	*
	Name:	Heidi A. Sepanik
	Title:	Secretary

*By:	/s/ Peter M. Ziparo
	Name:	Peter M. Ziparo
	Title:	Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Visteon Electronics Corporation, a Delaware corporation, has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Van Buren Township, State of Michigan, on December 8, 2011.

VISTEON ELECTRONICS CORPORATION

By:	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Treasurer

* * * * *

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated on December 8, 2011.

Signature	Title

*	Chairman, President and Chief Executive Officer of Visteon Corporation (Principal Executive Officer)
Donald J. Stebbins

*	Executive Vice President and Chief Financial Officer of Visteon Corporation (Principal Financial Officer)
Martin E. Welch, III

*	Vice President, Corporate Controller and Chief Accounting Officer of Visteon Corporation (Principal Accounting Officer) and Director of Visteon Electronics Corporation
Michael J. Widgren

*	Director
Michael P. Lewis

*	Director
Michael K. Sharnas

*By:	/s/ Peter M. Ziparo
	Name:	Peter M. Ziparo
	Title:	Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Visteon European Holdings, Inc., a Delaware corporation, has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Van Buren Township, State of Michigan, on December 8, 2011.

VISTEON EUROPEAN HOLDINGS, INC.

By:	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Treasurer

* * * * *

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated on December 8, 2011.

Signature	Title

*	Chairman, President and Chief Executive Officer of Visteon Corporation (Principal Executive Officer)
Donald J. Stebbins

*	Executive Vice President and Chief Financial Officer of Visteon Corporation (Principal Financial Officer)
Martin E. Welch, III

*	Vice President, Corporate Controller and Chief Accounting Officer of Visteon Corporation (Principal Accounting Officer) and Director of Visteon European Holdings, Inc.
Michael J. Widgren

*	Director
Michael P. Lewis

*	Director
Michael K. Sharnas

*By:	/s/ Peter M. Ziparo
	Name:	Peter M. Ziparo
	Title:	Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Visteon Global Technologies, Inc., a Michigan corporation, has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Van Buren Township, State of Michigan, on December 8, 2011.

VISTEON GLOBAL TECHNOLOGIES, INC.

By:	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Treasurer

* * * * *

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated on December 8, 2011.

Signature	Title

*	Chairman, President and Chief Executive Officer of Visteon Corporation (Principal Executive Officer)
Donald J. Stebbins

*	Executive Vice President and Chief Financial Officer of Visteon Corporation (Principal Financial Officer)
Martin E. Welch, III

*	Vice President, Corporate Controller and Chief Accounting Officer of Visteon Corporation (Principal Accounting Officer) and Director of Visteon Global Technologies, Inc.
Michael J. Widgren

*	Director
Michael P. Lewis

*	Director
Michael K. Sharnas

*By:	/s/ Peter M. Ziparo
	Name:	Peter M. Ziparo
	Title:	Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Visteon Global Treasury, Inc., a Delaware corporation, has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Van Buren Township, State of Michigan, on December 8, 2011.

VISTEON GLOBAL TREASURY, INC.

By:	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Treasurer

* * * * *

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated on December 8, 2011.

Signature	Title

*	Chairman, President and Chief Executive Officer of Visteon Corporation (Principal Executive Officer)
Donald J. Stebbins

*	Executive Vice President and Chief Financial Officer of Visteon Corporation (Principal Financial Officer)
Martin E. Welch, III

*	Vice President, Corporate Controller and Chief Accounting Officer of Visteon Corporation (Principal Accounting Officer) and Director of Visteon Global Treasury, Inc.
Michael J. Widgren

*	Director
Michael P. Lewis

*	Director
Michael K. Sharnas

*By:	/s/ Peter M. Ziparo
	Name:	Peter M. Ziparo
	Title:	Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Visteon International Business Development, Inc., a Delaware corporation, has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Van Buren Township, State of Michigan, on December 8, 2011.

VISTEON INTERNATIONAL BUSINESS DEVELOPMENT, INC.

By:	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Treasurer

* * * * *

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated on December 8, 2011.

Signature	Title

*	Chairman, President and Chief Executive Officer of Visteon Corporation (Principal Executive Officer)
Donald J. Stebbins

*	Executive Vice President and Chief Financial Officer of Visteon Corporation (Principal Financial Officer)
Martin E. Welch, III

*	Vice President, Corporate Controller and Chief Accounting Officer of Visteon Corporation (Principal Accounting Officer) and Director of Visteon International Business Development, Inc.
Michael J. Widgren

*	Director
Michael P. Lewis

*	Director
Michael K. Sharnas

*By:	/s/ Peter M. Ziparo
	Name:	Peter M. Ziparo
	Title:	Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Visteon International Holdings, Inc., a Delaware corporation, has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Van Buren Township, State of Michigan, on December 8, 2011.

VISTEON INTERNATIONAL HOLDINGS, INC.

By:	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Treasurer

* * * * *

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated on December 8, 2011.

Signature	Title

*	Chairman, President and Chief Executive Officer of Visteon Corporation (Principal Executive Officer)
Donald J. Stebbins

*	Executive Vice President and Chief Financial Officer of Visteon Corporation (Principal Financial Officer)
Martin E. Welch, III

*	Vice President, Corporate Controller and Chief Accounting Officer of Visteon Corporation (Principal Accounting Officer) and Director of Visteon International Holdings, Inc.
Michael J. Widgren

*	Director
Michael P. Lewis

*	Director
Michael K. Sharnas

*By:	/s/ Peter M. Ziparo
	Name:	Peter M. Ziparo
	Title:	Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Visteon Systems, LLC, a Delaware limited liability company, has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Van Buren Township, State of Michigan, on December 8, 2011.

VISTEON SYSTEMS, LLC

By:	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Treasurer

* * * * *

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated on December 8, 2011.

Signature			Title

*			Chairman, President and Chief Executive Officer of Visteon Corporation (Principal Executive Officer)
Donald J. Stebbins

*			Executive Vice President and Chief Financial Officer of Visteon Corporation (Principal Financial Officer)
Martin E. Welch, III

*			Vice President, Corporate Controller and Chief Accounting Officer of Visteon Corporation (Principal Accounting Officer)
Michael J. Widgren

VISTEON CORPORATION			Sole Member

By:	*
	Name:	Heidi A. Sepanik
	Title:	Secretary

*By:	/s/ Peter M. Ziparo
	Name:	Peter M. Ziparo
	Title:	Attorney-in-Fact